UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________

FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 4, 2023
Date of Report (date of earliest event reported)

(Exact name of registrant as specified in its charter)

TN	001-15185		62-0803242
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

165 Madison Avenue	Memphis,	Tennessee	38103
(Address of Principal Executive Offices)			(Zip Code)
(Registrant's telephone number, including area code)  (901) 523-4444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
$0.625 Par Value Common Capital Stock	FHN	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in	FHN PR B	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series B
Depositary Shares, each representing a 1/400th interest in	FHN PR C	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series C
Depositary Shares, each representing a 1/400th interest in	FHN PR D	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series D
Depositary Shares, each representing a 1/4,000th interest in	FHN PR E	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series E
Depositary Shares, each representing a 1/4,000th interest in	FHN PR F	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series F
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.02.        Termination of a Material Definitive Agreement
As previously disclosed, on February 27, 2022, First Horizon Corporation (“First Horizon”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among First Horizon, The Toronto-Dominion Bank (“TD Bank”), TD Bank US Holding Company, a Delaware corporation and an indirect, wholly owned subsidiary of TD Bank (“TD Bank Holdco”), Falcon Holdings Acquisition Co., a Delaware corporation and a direct subsidiary of TD Holdco (“Merger Sub”), pursuant to which, on the terms and subject to the conditions therein, TD Merger Sub would be merged with and into First Horizon.
On May 4, 2023 First Horizon, TD Bank, TD Bank Holdco and Merger Sub entered into a Mutual Termination Agreement and Release (the “Termination Agreement”) pursuant to which the parties mutually agreed to terminate the Merger Agreement. Under the terms of the Termination Agreement, TD Bank will make a $200 million cash payment to First Horizon. This payment is in addition to the $25 million fee reimbursement due to First Horizon pursuant to the Merger Agreement. The shares of First Horizon Series G Preferred Stock that TD Bank purchased will continue to reflect a conversion price of $25 per share. Neither party will pay any other fees or have any other liabilities to each other related to the Merger Agreement.
The foregoing descriptions of the Merger Agreement and the Termination Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to First Horizon’s Current Report on Form 8-K on March 3, 2022, and the full text of the Termination Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

ITEM 8.01.        Other Events
On May 4, 2023, First Horizon and TD Bank issued a joint press release announcing the mutual termination of the Merger Agreement, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Forward-Looking Statements
This report, including material incorporated into it or furnished by it, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to First Horizon Corporation’s (the “First Horizon”) beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results or other developments. The words “believe,” “expect,” “anticipate,” “intend,” “target,” “plan”, “estimate,” “should,” “likely,” “will,” “going forward” and other expressions that indicate future events and trends identify forward-looking statements.
Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic and competitive uncertainties and contingencies, many of which are beyond the control of First Horizon, and many of which, with respect to future business decisions and actions, are subject to change and which could cause actual results to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include factors previously disclosed in First Horizon’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) as well as the following factors, among others: any adverse effect on First Horizon as a result of the announcement filed as an exhibit to this report or the failure of the transaction to proceed; First Horizon’s success in executing its business plans and strategies and managing the risks involved in the foregoing; currency and interest rate fluctuations; exchange rates; success of hedging activities; material adverse changes in economic and industry conditions, including the availability of short and long-term financing; general competitive, economic, political and market conditions; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; other actions of the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, the

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Tennessee Department of Financial Institutions and other regulators, legislative and regulatory actions and reforms; the pandemic created by the outbreak of COVID-19 and its variants, and resulting effects on economic conditions, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains; and other factors that may affect future results of First Horizon.
First Horizon cautions readers of this report, including its exhibits, that the list above is not exhaustive as of the date of this report. Actual results could differ and First Horizon’s estimates and expectations could change, possibly materially, because of one or more factors, including those factors listed above or presented elsewhere in this report or those factors listed in material incorporated by reference into this report. In evaluating forward-looking statements and assessing First Horizon’s prospects, readers of this report should carefully consider the factors mentioned above along with the additional risk and uncertainty factors discussed: in the forepart, and in Items 1, 1A, and 7, of First Horizon’s most recent Annual Report on Form 10-K, as amended; and in the forepart, and in Item 1A of Part II, of First Horizon’s Quarterly Report(s) on Form 10-Q filed this year. First Horizon assumes no obligation to update or revise any forward-looking statements that are made in this report or in any other statement, release, report, or filing from time to time.

ITEM 9.01.    Financial Statements and Exhibits

The following exhibits are filed herewith:

Exhibit #	Description
10.1
Mutual Termination Agreement and Release, dated May 4, 2023, by and among The Toronto-Dominion Bank, TD Bank US Holding Company, Falcon Holdings Acquisition Co., and First Horizon Corporation (conformed copy)

99.1	Joint Press Release
104	Cover Page Interactive Data File, formatted in Inline XBRL

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON CORPORATION
(Registrant)

May 4, 2023	By:	/s/ Hope Dmuchowski
Hope Dmuchowski
Senior Executive Vice President— Chief Financial Officer

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